UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 25, 2008

                       Frontier Communications Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

         001-11001                                 06-0619596
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   (Commission File Number)              (IRS Employer Identification No.)


    3 High Ridge Park, Stamford, Connecticut               06905
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    (Address of principal executive offices)            (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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                   (Former name or former address, if changed
                              since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01      Other Events
               ------------

                    The  information  set forth in the press  release  issued by
               Frontier Communications Corporation on September 25, 2008, announcing plans to release the Company's 3rd quarter 2008 results, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

               (d)  Exhibits

               99.1 Press   Release  of  Frontier   Communications   Corporation
                    released on September 25, 2008 announcing plans to release the Company's 3rd quarter 2008 results.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FRONTIER COMMUNICATIONS CORPORATION


Date:  September 25, 2008           By: /s/ Robert J. Larson
                                        ----------------------------------
                                        Robert J. Larson
                                        Senior Vice President and Chief
                                        Accounting Officer